Exhibit 10(ff)


                               FOURTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


      THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of November ___, 2003, by and among Alpine Holdco Inc., a Delaware corporation ("Parent"), DNE Technologies, Inc., a Delaware corporation ("Technologies"), DNE Manufacturing and Service Company, a Delaware corporation ("Manufacturing"), Essex Electric Inc., a Delaware corporation ("Electric"; Parent, Technologies, Manufacturing and Electric are collectively, the "Borrowers" and each, a "Borrower"), DNE Systems, Inc., a Delaware corporation ("Systems" or "Credit Party"), Wells Fargo Foothill, Inc., as agent ("Agent") for the Lenders (defined below) and as a Lender, Congress Financial Corporation (Southern), as documentation agent for the Lenders ("Documentation Agent") and as a Lender, and the undersigned Lenders.

      WHEREAS, Borrowers, Credit Party, Agent, Documentation Agent and certain other financial institutions from time to time party thereto (the "Lenders") are parties to that certain Loan and Security Agreement dated as of December 11, 2002 (as amended from time to time, the "Loan Agreement"); and

      WHEREAS, Borrowers, Agent and Lenders have agreed to amend the Loan Agreement in certain respects, subject to the terms and conditions contained herein.

      NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

      1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

      2. Amendment to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the Loan Agreement is amended in the following respects:

      (a) The defined term "Applicable  Prepayment Premium" set forth in Section
1.1 of the Loan Agreement is amended and restated in its entirety, as follows:

      " 'Applicable Prepayment Premium' means, during the period of time from and after the date of the execution and delivery of this Agreement up to (but not including) the Maturity Date, an amount equal to 0.75% times the Maximum Revolver Amount in effect as of the Closing Date times the number of whole (or partial) years between the date of termination of this Agreement and the Maturity Date. "

      (b) The defined term "Capex Availability" set forth in Section 1.1 of the Loan Agreement is amended and restated in its entirety, as follows:

      " 'Capex Availability' means an initial maximum amount equal to $5,000,000, which initial amount shall be reduced on the first day of each month after the month during which the initial Advance based upon Capex Availability is made by the aggregate amount of Capex Reductions occurring on or prior to such day (but subsequent to the first day of the immediately preceding month) and which initial amount shall be further reduced by the amount of any Capex Appraisal Reduction. "

      (c) The defined term "Capex Amount" set forth in Section 1.1 of the Loan Agreement is amended and restated in its entirety, as follows:

      " 'Capex Amount' means, with respect to an item of Eligible Capex Equipment, an initial amount equal to 80% of the Forced Liquidation Value of such Eligible Capex Equipment, which initial amount shall be reduced on the first day of each month subsequent to the purchase of such item of Eligible Capex Equipment by an amount equal to 1/48th of such initial amount (and which initial amount shall be further reduced to zero upon any subsequent disposition of such Eligible Capex Equipment). "

      (d) A new defined term "Capex Appraisal Reduction" is added to Section 1.1 of the Loan Agreement in its appropriate alphabetical order, as follows:

      " 'Capex Appraisal Reduction' means a reduction of the Capex Amount made in connection with the redetermination of the Forced Liquidation Value of the Eligible Capex Equipment pursuant to the terms of the second sentence of Section 2.1(b). "

      (e) The defined term "Collateral Reserve" set forth in Section 1.1 of the Loan Agreement is amended and restated in its entirety, as follows:

      " 'Collateral Reserve' means an amount equal to $7,000,000. "

      (f) The  defined  term  "EBITDA"  set  forth  in  Section  1.1 of the Loan
Agreement is amended by deleting the word "and" at the end of clause (vi) thereof and inserting a comma in substitution therefor, by inserting the word "and" at the end of clause (vii) thereof, and by adding a new clause (viii) immediately following clause (vii) thereof, as follows:

      " (viii) non-cash, nonrecurring charges in respect of LIFO adjustments incurred during the 2004 fiscal year in an aggregate amount not to exceed $4,200,000; "

      (g)  Clause  (j) of the  defined  term  "Eligible  Accounts"  set forth in
Section 1.1 of the Loan Agreement is amended and restated in its entirety, as follows:

      " (j) Accounts with respect to a Specified Account Debtor whose total obligations owing to Operating Borrowers exceed (i) 20%, in the case of Home Depot and its successors and assigns or (ii) 15%, in the case of any other Specified Account Debtor (such percentages as applied to a particular Specified Account Debtor being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Specified Account Debtor deteriorates, with such reduction to be reasonably proportionate to such deterioration), of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage, "

      (h) Clause  (b) of the  defined  term  "Eligible  Inventory"  set forth in
Section 1.1 of the Loan Agreement is amended and restated in its entirety, as follows:

      " (b) it is not located at one of the locations in the United States set forth on Schedule E-1 (or in transit from one such location to another such location), or at the Noranda Location, "

      (i) The defined term "Eligible Inventory" set forth in Section 1.1 of the Loan Agreement is amended by deleting the word "or" at the end of clause (h) thereof, by deleting the period at the end of clause (i) thereof and inserting a comma and the word "or" in substitution therefor, and by adding a new clause (j) at the end thereof, as follows:

      " (j) it is located at the Noranda Location, unless (i) the Noranda Location is subject to a Collateral Access Agreement executed by Noranda, (ii) it is segregated or otherwise separately identifiable from goods of others, if any, stored or processed at the Noranda Location, (iii) it is subject to an agreement between Electric and Noranda relating to the purchase, storage and processing of the Inventory of Electric at the Noranda Location that is reasonably acceptable to Agent and (iv) Canadian PPSA statements deemed reasonably necessary by Agent have been filed against Electric, "

      (j) The defined term "Forced Liquidation Value" set forth in Section 1.1 of the Loan Agreement is amended and restated in its entirety, as follows:

      " 'Forced Liquidation Value' means, with respect to any item of Eligible Fixed Asset Equipment or Eligible Capex Equipment, the forced liquidation value of such Eligible Fixed Asset Equipment or Eligible Capex Equipment as determined by an appraiser acceptable to Agent (pursuant to the most recent written appraisal obtained by Agent that is in form and substance acceptable to Agent and that contains methodologies, assumptions and other terms acceptable to Agent), net of estimated liquidation expenses and commissions as determined by Agent. "

      (k) The defined term "Maximum Revolver Amount" set forth in Section 1.1 of the Loan Agreement is amended and restated in its entirety, as follows:

      (l) " 'Maximum Revolver Amount' means $70,000,000, as such amount may be adjusted in accordance with the terms hereof. "

      (m) The defined term "Permitted Dispositions" set forth in Section 1.1 of the Loan Agreement is amended by deleting the word "and" at the end of clause
(l) thereof and inserting a comma in substitution therefor, by deleting the period at the end of clause (m) thereof and inserting the word "and" in substitution therefor, and by adding a new clause (n) at the end thereof, as follows:

      " (n) dispositions of the non-core personal property located at 1075 North Patt Street in Anaheim, California or 1620 East Malone Avenue in Sikeston, Missouri and specifically identified in the October 3, 2003 appraisal prepared by AccuVal and delivered to Agent in an aggregate amount not to exceed $1,500,000. "

      (n) Section 1.1 of the Loan Agreement is amended by adding the following defined terms thereto in their appropriate respective alphabetical order, as follows:

      " 'Noranda' means Noranda Inc. and its Subsidiaries, as applicable.

      'Noranda Locations' means the location of Noranda at 220 avenue Durocher in Montreal East, Quebec, Canada H1B 5H6."

      (o) Clause (i) of Section 2.1(a)(w) of the Loan Agreement is amended by deleting the reference to the amount of "$37,500,000" set forth therein and inserting a reference to the phrase "$37,500,000, through and including March 31, 2004, and $25,000,000, at all times on and after April 1, 2004" in substitution therefor.

      (p) Sub-clause (C) of clause (ii) of Section 2.1(a)(w) of the Loan Agreement is amended and restated in its entirety, as follows:

                  " (C) for all periods other than the period from December 15, 2003 through and including March 31, 2004, the lesser of (1) sixty percent (60%) of the book value of Eligible Inventory consisting of copper rods and (2) eighty percent (80%) times the then extant Net Liquidation Percentage times the book value of Eligible Inventory consisting of copper rods, and for the period from December 15, 2003 through and including March 31, 2004, the lesser of (1) seventy-five percent (75%) of the cost of Eligible Inventory consisting of copper rods and (2) the then extant Net Liquidation Percentage times the book value of Eligible Inventory consisting of copper rods; "

      (q) Clause (iii) of Section 2.1(a)(w) of the Loan Agreement is amended and restated in its entirety, as follows:

      " (iii) at all times on and after May 1, 2004, 70% of the amount of credit availability created by clause (v) above (with the limitation set forth in this clause (iii) not being applicable prior to May 1, 2004), plus "

      (r) Clause (D) of the proviso set forth at the end of Section 2.1(a) of the Loan Agreement is amended and restated in its entirety, as follows:

" (D) Revolver Usage based upon availability described in clause (w) above and predicated on copper rods shall not exceed (1) $5,000,000 at any time prior to January 1, 2004, (2) $12,000,000, at any time during the period from January 1, 2004 through and including February 29, 2004, (3) $8,000,000, at any time during the period from March 1, 2004 through and including March 31, 2004 or (3) $3,000,000 at any time on or after April 1, 2004. "

      (s) The clause (y) set forth in the penultimate sentence of Section 2.1(b) of the Loan Agreement is amended and restated in its entirety, as follows:

      " (y) to have the Equipment appraised and reappraised, as applicable, by a qualified appraisal company selected by Agent from time to time for the purpose of determining or redetermining, as applicable, the Forced Liquidation Value of the Eligible Fixed Asset Equipment and Eligible Capex Equipment portion of the Collateral and to conduct field examinations, including Equipment verifications, "

      (t) The last sentence of Section 2.1(b) of the Loan Agreement is amended and restated in its entirety, as follows:

      " It is acknowledged and agreed by Borrowers that the reappraisals and examinations of Inventory described in clause (x) of the immediately preceding sentence will be conducted no less frequently than quarterly and that the reappraisals of Equipment and Eligible Real Property described in clauses (y) and (z) of the immediately preceding sentence will be conducted no less frequently than annually. "

      The proviso to the penultimate sentence in Section 3.6 of the Loan Agreement is amended and restated in its entirety, as follows:

      " provided, that if this Agreement is terminated and the Obligations are repaid in full within 180 days after the date of any such permanent reduction, Borrowers shall be obligated to pay the Applicable Prepayment Premium based upon the amount of the Commitments in effect as of the Closing Date. "

      (u) Section 6.3(c) of the Loan Agreement is amended and restated in its entirety, as follows:

      " (x) with respect Parent's 2004 fiscal year, as soon as available, but in any event on or prior to October 31, 2003, (y) with respect to Parent's 2005 fiscal year, as soon as available, but in any event on or prior to October 31, 2004, and (z) with respect to each of Parent's fiscal years thereafter, as soon as available, but in any event within 30 days prior to the start of each such fiscal year,

      (i) copies of Companies' Projections, in form satisfactory to Agent, in its sole discretion, for the forthcoming three years, year by year, and for the forthcoming fiscal year, month by month, which Projections shall reflect management's good faith and reasonable estimates of future financial performance of Parent and its Subsidiaries for the period or periods set forth therein and will be based upon estimates and assumptions stated therein, all of which Parent shall believe to be reasonable and fair in light of conditions and facts known to management of the Parent as of the date of preparation thereof (it being understood that such Projections as they relate to future events are not to be viewed as representations or warranties that such events will occur, and that actual results may differ from projected results), "

      (v) Section 7.16 of the Loan Agreement is amended by deleting the reference to the amount of "$1,000,000" that is set forth in clause (a) of the proviso thereto and by inserting a reference to the amount of "$1,750,000" in substitution therefor.

      (w) Section 7.21(a)(i) of the Loan Agreement is amended and restated in its entirety, as follows:

      " (i) Minimum EBITDA. EBITDA, measured on a fiscal month-end basis, for each period set forth below, of not less than the required amount set forth in the column labeled "Minimum EBITDA" in the following table for the applicable period set forth opposite thereto:

-----------------------------------------------------------------------
                                                           MINIMUM
                 PERIOD                                    EBITDA
-----------------------------------------------------------------------
[6][9] month period ending September 30, 2003           ($3,166,000)
-----------------------------------------------------------------------
[7][10] month period ending October 31, 2003            ($3,501,000)
-----------------------------------------------------------------------
[8][11] month period ending November 30, 2003           ($3,267,000)
-----------------------------------------------------------------------
[9][12] month period ending December 31, 2003           ($2,734,000)
-----------------------------------------------------------------------
1 month period ending January 31, 2004                  ($1,200,000)
-----------------------------------------------------------------------
2 month period ending February 29, 2004                 ($1,500,000)
-----------------------------------------------------------------------
3 month period ending March 31, 2004                    ($1,200,000)
-----------------------------------------------------------------------
4 month period ending April 30, 2004                    ($1,200,000)
-----------------------------------------------------------------------
5 month period ending May 31, 2004                       ($900,000)
-----------------------------------------------------------------------
6 month period ending June 30, 2004                      ($500,000)
-----------------------------------------------------------------------
7 month period ending July 31, 2004                          $0
-----------------------------------------------------------------------
8 month period ending August 31, 2004                     $900,000
-----------------------------------------------------------------------
9 month period ending September 30, 2004                 $1,700,000
-----------------------------------------------------------------------
10 month period ending October 31, 2004                  $2,200,000
-----------------------------------------------------------------------
11 month period ending November 30, 2004                 $3,000,000
-----------------------------------------------------------------------
12 month period ending December 31, 2004                 $3,500,000
-----------------------------------------------------------------------
12 month period ending January 31, 2005 and       The Minimum EBITDA for the
the 12 month period ending on the last day        immediately preceding test
of each month thereafter                          date plus $750,000 "
--------------------------------------------------------------------------------

      (x) Section 7.21(a)(i) of the Loan Agreement is amended and restated in its entirety, as follows:

      " (b) Excess Availability. Fail to maintain Excess Availability of least
(i) $5,000,000, at all; provided, that during two separate consecutive-day periods of up to a maximum length of 5 Business Days each during any fiscal month, Borrowers may maintain Excess Availability of less than $5,000,000 without there being a breach of this Section 7.21(b)."

      (y) Schedule C-1 to the Loan Agreement is amended and restated in its entirety in the form attached to this Amendment as Annex I.

      3. Amendment Fee. Borrowers hereby agree to pay to Agent on the date hereof, for pro rata distribution to the Lenders, an amendment fee of $200,000, which fee shall be non-refundable and fully earned as of the date hereof. The foregoing amendment fee is in addition to, and not in lieu of, all other fees charged to Borrowers under the Loan Documents.

      4. Ratification. This Amendment, subject to satisfaction of the conditions provided below, shall constitute an amendment to the Loan Agreement and all of the Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

      5. Covenant Regarding 2005 Financial Covenants. Each party hereto covenants and agrees that it will undertake to negotiate in good faith revisions to the financial covenants set forth in Section 7.21 of the Loan Agreement on the basis of Companies' Projections for the 2005 fiscal year that are delivered to Agent pursuant to Section 6.3(c) of the Loan Agreement and approved by Required Lenders.

      6. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof and upon the satisfaction of the following conditions precedent:

      (a) Each party hereto shall have executed and delivered this Amendment to Agent;

      (b) Companies shall have delivered to Agent such documents, agreements and instruments as may be requested or required by Agent in connection with this Amendment, each in form and content acceptable to Agent;

      (c) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment;

      (d) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel; and

      (e) Each Lender shall have received the portion of the amendment fee payable to such Lender on the date of this Agreement under Section 3 hereof.

      7. Miscellaneous.

      (a) Warranties and Absence of Defaults. In order to induce Agent to enter into this Amendment, each Company hereby warrants to Agent, as of the date hereof, that the representations and warranties of Companies contained in the Loan Agreement are true and correct as of the date hereof as if made on the date hereof (other than those which, by their terms, specifically are made as of certain dates prior to the date hereof).

      (b) Expenses. Companies, jointly and severally, agree to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Companies agree, jointly and severally, to pay, and save Agent harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment or the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Loan Agreement as amended hereby.

      (c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Georgia.

      (d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

      8. Release.

      (a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Company, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Company or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

      (b) Each Company understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

      (c) Each Company agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

                             BORROWERS:

                             DNE TECHNOLOGIES, INC.
                             a Delaware corporation

                             By  /s/ Stewart H. Wahrsager
                             -------------------------------------------
                             Title   Assistant Secretary
                             -------------------------------------------

                             DNE MANUFACTURING AND SERVICE COMPANY
                             a Delaware corporation

                             By  /s/ Stewart H. Wahrsager
                             -------------------------------------------
                             Title  Assistant Secretary
                             -------------------------------------------

                             ESSEX ELECTRIC INC.,
                             a Delaware corporation

                             By  /s/ Stewart H. Wahrsager
                             -------------------------------------------
                             Title  Assistant Secretary
                             -------------------------------------------

                             ALPINE HOLDCO INC.,
                             a Delaware corporation

                             By  /s/ Stewart H. Wahrsager
                             -------------------------------------------
                             Title  Assistant Secretary
                             -------------------------------------------

                             CREDIT PARTY:

                             DNE SYSTEMS, INC.,
                             a Delaware corporation


                             By  /s/ Stewart H. Wahrsager
                             -------------------------------------------
                             Title  Assistant Secretary
                             -------------------------------------------

                              AGENT:

                              WELLS FARGO FOOTHILL, INC.,
                             a California corporation


                             By  /s/ Kevin Belanger
                             -------------------------------------------
                             Title: Vice President
                             -------------------------------------------

                             DOCUMENTATION AGENT:

                             CONGRESS FINANCIAL CORPORATION (SOUTHERN), a Georgia corporation

                             By  /s/ Laura Wheeland
                             -------------------------------------------
                             Title  Vice President
                             -------------------------------------------

                             LENDERS:

                             WELLS FARGO FOOTHILL, INC.


                             By  /s/ Kevin Belanger
                             -------------------------------------------
                             Title: Vice President
                             -------------------------------------------

                             STANDARD FEDERAL BANK NATIONAL ASSOCIATION

                             BY: LASALLE BUSINESS CREDIT, INC., ITS AGENT


                             By  /s/ Roger Attix
                             -------------------------------------------
                             Title: Vice President
                             -------------------------------------------

                             CONGRESS FINANCIAL CORPORATION (SOUTHERN)


                             By  /s/ Laura Wheeland
                             -------------------------------------------
                             Title  Vice President
                             -------------------------------------------

                             THE CIT GROUP / BUSINESS CREDIT, INC.


                             By  /s/ Elliot Harris
                             -------------------------------------------
                             Title: Vice President
                             -------------------------------------------

                             ORIX FINANCIAL SERVICES, INC.


                             By  /s/ Andrew Kosowsky
                             -------------------------------------------
                             Title: Vice President
                             -------------------------------------------

                                     Annex I

                                  SCHEDULE C-1

                                   COMMITMENTS


============================================================================

          LENDER                     REVOLVER COMMITMENT      TOTAL COMMITMENT
============================================================================
Foothill Capital Corporation          $21,000,000            $21,000,000
============================================================================
Standard Federal Bank National        $14,000,000            $14,000,000
Association
============================================================================
Congress Financial Corporation        $21,000,000            $21,000,000
(Southern)
============================================================================
The CIT Group / Business
Credit, Inc.                          $7,000,000              $7,000,000
============================================================================
ORIX Financial Services, Inc.         $7,000,000              $7,000,000
============================================================================
All Lenders                           $70,000,000            $70,000,000
============================================================================